UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): February 4, 2004


                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                   000-31293                77-0487526
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                          301 Velocity Way, Fifth Floor
                              Foster City, CA 94404
                                 (650) 513-7000
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c) EXHIBITS.

        99.1 Press Release of Equinix, Inc. dated February 4, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On February 4, 2004, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1. The Company released certain non-GAAP information in the press release. Attached to press release is a reconciliation to the non-GAAP information.


     On February 4, 2004, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       EQUINIX, INC.


DATE:  February 4, 2004                   By:     /s/  RENEE F. LANAM
                                                 --------------------
                                                 Renee F. Lanam
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS


    Exhibit Number                                  Description
    --------------                                  -----------

         99.1           Text of Press Release dated February 4, 2004.